UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 25, 2017
_____________________________________________
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(Exact name of registrant as specified in its charter)
_____________________________________________

MARYLAND	1-13232	84-1259577
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)
4582 SOUTH ULSTER STREET
SUITE 1100, DENVER, CO 80237
_____________________________________________

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 757-8101

NOT APPLICABLE
 (Former name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange act. ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

Apartment Investment and Management Company (“Aimco”) held its 2017 Annual Meeting of Stockholders on April 25, 2017, at its corporate headquarters, located at 4582 South Ulster Street, Suite 1100, Denver, Colorado, 80237. Terry Considine, Aimco’s Chairman and Chief Executive Officer, presided. Aimco’s stockholders considered four proposals, each of which is described in more detail in Aimco’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 6, 2017. On the record date of February 24, 2017, there were 157,017,376 shares of Aimco’s Common Stock issued and outstanding and eligible to vote. The final voting results are reported below.
Proposal 1: Election of seven directors to serve for a one-year term until Aimco’s 2018 annual meeting of stockholders.
Aimco’s stockholders elected each of the seven nominees for director, and the voting results are set forth below:

	For	Against	Abstentions	Broker Non-Votes
Terry Considine	124,008,748	4,269,420	104,688	4,111,536
Thomas L. Keltner	125,246,892	3,032,628	103,336	4,111,536
J. Landis Martin	123,022,646	5,256,906	103,304	4,111,536
Robert A. Miller	125,487,258	2,793,150	102,448	4,111,536
Kathleen M. Nelson	125,371,241	2,908,957	102,658	4,111,536
Michael A. Stein	115,507,687	12,773,200	101,969	4,111,536
Nina A. Tran	125,720,773	2,559,908	102,175	4,111,536

Proposal 2: The appointment of Ernst & Young LLP as Aimco’s independent registered public accounting firm for the year ending December 31, 2017, was ratified as follows:

For	Against	Abstentions	Broker Non-Votes
118,356,222	13,988,540	149,630	—

Proposal 3: Advisory vote to approve the compensation of executive officers disclosed in Aimco’s proxy statement.
Aimco’s stockholders gave advisory approval of the executive compensation program, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
125,591,094	2,624,559	167,203	4,111,536

Proposal 4: Advisory vote on the frequency of future advisory votes on executive compensation. Aimco’s stockholders gave advisory approval of an annual advisory vote on executive compensation, and the voting results are set forth below:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
112,410,032	122,109	15,642,440	208,275	4,111,536

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 28, 2017

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

/s/ Paul Beldin
___________________________________________
Paul Beldin
Executive Vice President and Chief Financial Officer